MORGAN STANLEY INSTITUTIONAL FUND, INC.
INSIGHT PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 17, 2018

To the Stockholders of the Insight Portfolio:

Notice is hereby given of a Special Meeting of Stockholders (the "Meeting") of the Insight Portfolio (the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be held in Conference Room 3J, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 8:00 a.m., New York time, on October 17, 2018, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 14, 2018 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Advantage Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement attached as Exhibit A thereto. Stockholders of record of the Acquired Fund as of the close of business on July 20, 2018 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Acquired Fund recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE VIA TELEPHONE OR THE INTERNET.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

July 25, 2018

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ADVANTAGE PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to stockholders ("Stockholders") of the Insight Portfolio ("MSIF Insight" or the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with a Special Meeting of Stockholders (the "Meeting") to be held in Conference Room 3J, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 8:00 a.m., New York time, on October 17, 2018, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 14, 2018 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Advantage Portfolio ("MSIF Advantage" or the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Company is an open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Stockholders of the Acquired Fund should know before voting on the Reorganization. A copy of the prospectus for the Acquiring Fund, dated April 30, 2018, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624), and is incorporated herein by reference (the "Acquiring Fund's Prospectus"). Also incorporated herein by reference is the prospectus of the Acquired Fund (the "Acquired Fund Prospectus"), dated April 30, 2018, as may be amended and supplemented from time to time, which prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624).

In addition, also enclosed and incorporated herein by reference is the Annual Report of each of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2017 (File No. 811-05624). A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July 25, 2018, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission's website at www.sec.gov.

Stockholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated July 25, 2018.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fee Tables	2
Annual Fund Operating Expenses	5
Portfolio Turnover	5
Tax Consequences of the Reorganization	6
Comparison of Acquired Fund and Acquiring Fund	6
Principal Risk Factors	12
Voting Information	13
Record Date	13
Quorum	13
Voting Procedures	13
Expenses of Solicitation	14
Vote Required	14
Performance Information	15
The Reorganization	15
The Board's Considerations	15
The Reorganization Agreement	16
Tax Aspects of the Reorganization	17
Description of Shares	19
Capitalization Tables (unaudited)	19
Appraisal Rights	20
Comparison of Investment Objectives, Principal Policies and Restrictions	20
Investment Objectives and Policies	20
MSIF Insight (Acquired Fund)	20
MSIF Advantage (Acquiring Fund)	20
Investment Restrictions	21
Additional Information About the Acquiring Fund and the Acquired Fund	21
General	21
Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders	21
Financial Information	22
Stockholder Proposals	22
Management	22
Description of Shares and Stockholder Inquiries	22
Dividends, Distributions and Taxes	23
Purchases, Exchanges and Redemptions	23
Share Information	23
Financial Statements and Experts	27
Legal Matters	27
Available Information	27
Other Business	28
Exhibit A Agreement and Plan of Reorganization	A-1
Exhibit B Prospectus of the Acquiring Fund, dated April 30, 2018, as amended and supplemented from time to time	B-1
Exhibit C Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2017	C-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Stockholders of the Acquired Fund, an open-end management investment company, in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Company, on behalf of the Acquired Fund, of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about August 1, 2018.

Pursuant to the Reorganization, holders of Class I, Class A, Class L and Class C shares of the Acquired Fund will receive Class I, Class A, Class L and Class C shares of the Acquiring Fund, respectively. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class I, Class A, Class L and Class C Stockholders of the Acquired Fund will be subject to the initial sales charge schedule. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Directors of the Company, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Stockholders of the Acquired Fund in connection with the Reorganization.

The information concerning the Acquired Fund and the Acquiring Fund contained herein has been supplied by the Company.

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders. The Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund that is managed according to the same investment objective, substantially similar strategies and restrictions and by members of the same investment team. Although there are differences with respect to the Acquired Fund's and Acquiring Fund's portfolio holdings, market capitalization ranges and underlying investment styles, the Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund. However, the Investment Team anticipates 60% portfolio turnover as a result of the Reorganization due to differences in underlying investment styles and portfolio holdings. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund's portfolio after the Reorganization will be borne by the surviving combined fund (the "Combined Fund"), the cost of which is not reflected in the Reorganization costs disclosed herein.

In addition, the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of each class of the Acquired Fund and stockholders of the Combined Fund as a result of economies of scale and advisory fee waivers and/or expense reimbursements instituted by Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. There is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future. MSIM anticipates that both Stockholders of the Acquired Fund and stockholders of the Combined Fund will benefit from the Reorganization as it may create a vehicle that can gather assets more easily given the anticipated scale and potentially reduce stockholder expenses of the Combined Fund as distribution opportunities increase over time. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Stockholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund and, without further notice, the outstanding shares of the Acquired Fund held by the Stockholders will then be redeemed and canceled as permitted by the organizational documents of the Company and applicable law. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Stockholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, holders of Class I, Class A, Class L and Class C shares of the Acquired Fund will receive Class I, Class A, Class L and Class C shares of the Acquiring Fund, respectively. The Board has determined that the interests of the Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing.

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the stockholder fees and annual Fund operating expenses that stockholders of the Funds bear directly and indirectly from an investment in the Funds. Stockholders' fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2017. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on December 31, 2017, if the Reorganization had been consummated twelve (12) months prior to that date.

The Class A shares of the Funds are subject to the same sales charges. For purchases of Class A shares of each Fund, you may qualify for a sales charge discount if the cumulative NAV of Class A shares of the Fund purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the Acquired Fund and Acquiring Fund Prospectuses) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the Acquired Fund and Acquiring Fund Prospectuses) and including shares of Morgan Stanley Money Market Funds (as defined in the Acquired Fund and Acquiring Fund Prospectuses) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Proxy Statement and Prospectus entitled "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions—Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund—Sales Charges."

Stockholder Fees
(fees paid directly from your investment)

MSIF Insight (Acquired Fund)	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	1.00	%(2)
MSIF Advantage (Acquiring Fund)	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	1.00	%(2)
Pro Forma Combined Fund (MSIF Advantage)	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	1.00	%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MSIF Insight (Acquired Fund)	Class I	Class A	Class L	Class C
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses	0.61%	0.65%	1.90%	0.66%
Total Annual Fund Operating Expenses*	1.41%	1.70%	3.45%	2.46%
Fee Waiver and/or Expense Reimbursement*	0.36%	0.30%	1.55%	0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.40%	1.90%	2.15%
MSIF Advantage (Acquiring Fund)	Class I	Class A	Class L	Class C
Advisory Fee	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses	0.44%	0.49%	0.47%	0.45%
Total Annual Fund Operating Expenses**	1.09%	1.39%	1.87%	2.10%
Fee Waiver and/or Expense Reimbursement**	0.24%	0.19%	0.90%	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	0.85%	1.20%	0.97%	1.91%

Pro Forma Combined Fund (MSIF Advantage)	Class I	Class A	Class L	Class C
Advisory Fee	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses	0.37%	0.42%	0.40%	0.38%
Total Annual Fund Operating Expenses***	1.02%	1.32%	1.80%	2.03%
Fee Waiver and/or Expense Reimbursement***	0.17%	0.12%	0.83%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	0.85%	1.20%	0.97%	1.91%

(1)  Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Fund Shares" in the Acquired Fund and Acquiring Fund Prospectuses for further information about the CDSC waiver categories.

(2)  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information—How to Redeem Fund Shares" in the Acquired Fund and Acquiring Fund Prospectuses for a complete discussion of the CDSC.

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A, 1.90% for Class L and 2.15% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

**  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 0.99% for Class L and 1.95% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Acquiring Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Acquiring Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

***  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 0.99% for Class L and 1.95% for Class C. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Combined Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least two years from the date of the Reorganization the 12b-1 fee on Class L shares of the Combined Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

Example

The example below is intended to help you compare the cost of investing in the Acquired Fund, Acquiring Fund and Combined Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first two years). Although an investor's actual costs may be higher or lower, based on these assumptions an investor's costs would be:

MSIF Insight (Acquired Fund) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$107	$411	$737	$1,660
Class A	$660	$1,005	$1,373	$2,404
Class L	$193	$915	$1,660	$3,626
Class C	$318	$737	$1,283	$2,773
If You HELD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$107	$411	$737	$1,660
Class A	$660	$1,005	$1,373	$2,404
Class L	$193	$915	$1,660	$3,626
Class C	$218	$737	$1,283	$2,773
MSIF Advantage (Acquiring Fund) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$87	$323	$578	$1,307
Class A	$641	$924	$1,228	$2,090
Class L	$99	$500	$927	$2,117
Class C	$294	$640	$1,111	$2,416
If You HELD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$87	$323	$578	$1,307
Class A	$641	$924	$1,228	$2,090
Class L	$99	$500	$927	$2,117
Class C	$194	$640	$1,111	$2,416
Pro Forma Combined Fund (MSIF Advantage) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$87	$290	$529	$1,216
Class A	$641	$898	$1,188	$2,011
Class L	$99	$400	$815	$1,974
Class C	$294	$613	$1,070	$2,339
If You HELD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$87	$290	$529	$1,216
Class A	$641	$898	$1,188	$2,011
Class L	$99	$400	$815	$1,974
Class C	$194	$613	$1,070	$2,339

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Distribution Plan and Shareholder Services Plan Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 65% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 101% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives, Principal Investment Policies and Primary Benchmarks. The Acquired Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment policies. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. The Acquired Fund's and the Acquiring Fund's investment objectives are non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is currently anticipated. The below table shows the investment objectives, principal investment policies and primary benchmarks of the Acquired Fund and the Acquiring Fund.

MSIF Insight (Acquired Fund)	MSIF Advantage (Acquiring Fund)
Investment Objective	Investment Objective
• Seeks long-term capital appreciation	• Seeks long-term capital appreciation
Principal Investment Policies	Principal Investment Policies

• Under normal market conditions, the Adviser seeks to achieve the Acquired Fund's investment objective by investing primarily in established and cyclical companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. As of December 31, 2017, these market capitalizations ranged between $16.4 million and $381 billion.

• Under normal market conditions, the Adviser seeks to achieve the Acquiring Fund's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2017, these market capitalizations ranged between $388.9 million and $868 billion.

• The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

• The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

MSIF Insight (Acquired Fund)	MSIF Advantage (Acquiring Fund)
Principal Investment Policies	Principal Investment Policies

• The Acquired Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Acquired Fund may also invest in privately placed and restricted securities.

• The Acquiring Fund may invest in equity securities. The Acquiring Fund may also invest in privately placed and restricted securities.
• The Acquired Fund may invest up to 25% of its total assets in foreign securities, which may include emerging market securities.	• The Acquiring Fund may invest in foreign securities, which may include emerging market securities.
• A diversified fund	• A diversified fund
Primary Benchmark	Primary Benchmark
• Russell 3000® Value Index	• Russell 1000® Growth Index

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Growth team and, if the Reorganization is approved, the Combined Fund is expected to continue to be managed within MSIM's Growth team. The current members of the team jointly and primarily responsible for the day-to-day management of both the Acquiring Fund and the Acquired Fund are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead manager of the Funds. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of each Fund.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in the Company's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of average daily net assets) payable by the Funds is set forth below. Both the Acquiring Fund and the Acquired Fund pay advisory fees on a quarterly basis.

MSIF Insight (Acquired Fund):

0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.

MSIF Advantage (Acquiring Fund):

0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.

Stockholders of the Acquired Fund are expected to benefit from expense savings as a result of the Reorganization as the Combined Fund is expected to have a lower net total expense ratio as a result of economies of scale and advisory fee waivers and/or expense reimbursements instituted by MSIM. Specifically, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 0.99% for Class L and 1.95% for Class C. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. There is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same transfer agent, custodian, distributor, administrator and independent registered public accounting firm. For each Fund, the transfer agent is DST Asset Manager Solutions, Inc., the custodian is State Street Bank and Trust Company, the distributor is Morgan Stanley Distribution, Inc., the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP.

Distribution Plan and/or Shareholder Services Plan Fees.

Descriptions of the Plans. The Company has adopted a shareholder services plan (the "MSIF Service Plan") with respect to the Class A shares of the Acquired Fund and of the Acquiring Fund, a distribution and shareholder services plan (the "MSIF Class L Distribution Plan") with respect to the Class L shares of the Acquired Fund and the Acquiring Fund and a separate distribution and shareholder services plan (the "MSIF Class C Distribution Plan" and, together with the MSIF Service Plan and the MSIF Class L Distribution Plan, the "MSIF Plans") with respect to the Class C shares of the Acquired Fund and the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act. Under the MSIF Plans, each of the Acquired Fund and Acquiring Fund, as applicable, pay the Distributor a shareholder services fee in connection with the sale and distribution of its shares and the provision of ongoing services to Stockholders of each such class and the maintenance of stockholder accounts. For a complete description of these arrangements with respect to the Acquired Fund, see the section of the Acquired Fund's Prospectus entitled "Shareholder Information—Distribution of Fund Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plans." For a complete description of these arrangements with respect to the Acquiring Fund, see the section of the Acquiring Fund's Prospectus entitled "Shareholder Information—Distribution of Fund Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plans."

Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund. Under the MSIF Service Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class A shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A shares. For further information relating to shareholder services applicable to Class A shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class L Shares of Acquired Fund/Class L Shares of Acquiring Fund. Under the MSIF Class L Distribution Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class L shares' average daily net assets on an annualized basis and a distribution fee of up to 0.50% of its Class L shares' average daily net assets on an annualized basis. The Acquiring Fund's Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Acquiring Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class L shares. For further information relating to the shareholder services and distribution fees applicable to Class L shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class C Shares of Acquired Fund/Class C Shares of Acquiring Fund. Under the MSIF Class C Distribution Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class C shares' average daily net assets on an annualized basis and a distribution fee of up to 0.75% of its Class C shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class C shares. For further information relating to the shareholder services and distribution fees applicable to Class C shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund. Class I shares of the Acquired Fund and Class I shares of the Acquiring Fund are not subject to the MSIF Plans.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund

Minimum Investments. The minimum initial investment for Class A shares of each of the Acquired Fund and the Acquiring Fund generally is $1,000. If the value of an investor's account falls below the applicable minimum initial investment amount for Class A shares as a result of share redemptions or an investor no longer meets one of the waiver criteria, such investor's account may be subject to involuntary conversion or involuntary redemption, as applicable. Stockholders will be notified prior to any such redemption. For further information relating to the minimum investment amounts for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class A shares of each of the Acquired Fund and the Acquiring Fund are subject to an initial sales charge of up to 5.25%, calculated as a percentage of the offering price on a single transaction. For purchases of Class A shares of each of the Acquired Fund and the Acquiring Fund, an investor may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the applicable Fund purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the Acquired Fund and Acquiring Fund Prospectuses) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the Acquired Fund and Acquiring Fund Prospectuses) and including shares of Morgan Stanley Money Market Funds (as defined in the Acquired Fund and Acquiring Fund Prospectuses) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. In addition, an investor will have the benefit of a reduced sales charge by combining his or her purchase of Class A shares of the Acquired Fund or Acquiring Fund, as applicable, in a single transaction with his or her purchase of Class A shares of any other Morgan Stanley Multi-Class Fund for any related account. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC on Class A shares of the Acquired Fund and the Acquiring Fund may be waived under certain circumstances. For further information relating to the initial sales charge and CDSC for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The initial sales charge applicable to Class A shares of the Acquiring Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class I, Class A, Class L and Class C Stockholders of the Acquired Fund will be subject to the initial sales charge schedule. No CDSCs will be imposed on Class A or Class C shares of the Acquired Fund that are exchanged for Class A or Class C shares of the Acquiring Fund, respectively, in connection with the Reorganization.

Exchange Privileges. Class A shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of any Morgan Stanley Money Market Fund, if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares of the Acquiring Fund.

There are special considerations when you exchange Class A shares of each of the Acquired Fund and the Acquiring Fund that are subject to a CDSC. When determining the length of time you held the Class A shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A shares of other funds of the Company; (ii) Class A shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A shares of a Fund, will also be counted; however, if you sell shares of (i) such other funds of the Company; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

Exchanges are effected based on the respective NAVs of the applicable Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephonic exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class L Shares of Acquired Fund/Class L Shares of Acquiring Fund

The Company has suspended offering Class L shares of the Funds to all investors. The Class L stockholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L stockholders may invest through reinvestment of dividends and distributions. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Exchange Privileges. Class L shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of any Morgan Stanley Money Market Fund, if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephonic exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of each of the Acquired Fund and the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000. If the value of an investor's account falls below the applicable minimum initial investment amount for Class I shares as a result of share redemptions or an investor no longer meets one of the waiver criteria, such investor's account may be subject to involuntary conversion or involuntary redemption, as applicable. Stockholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class I shares of each of the Acquired Fund and Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Exchange Privileges. Class I shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of a Morgan Stanley Money Market Fund, if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephonic exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class C Shares of Acquired Fund/Class C Shares of Acquiring Fund

Minimum Investments. The minimum initial investment for Class C shares of each of the Acquired Fund and the Acquiring Fund generally is $1,000. If the value of an investor's account falls below the applicable minimum initial investment amount for Class C shares as a result of share redemptions or an investor no longer meets one of the waiver criteria, such investor's account may be subject to involuntary conversion or involuntary redemption, as applicable. Stockholders will be notified prior to any such redemption. For further information relating to the minimum investment amounts for Class C shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class C shares of each of the Acquired Fund and the Acquiring Fund are not subject to an initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC on Class C shares of the Acquired Fund and the Acquiring Fund may be waived under certain circumstances. For further information relating to the CDSC for Class C shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Exchange Privileges. Class C shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of any Morgan Stanley Money Market Fund, if available, without the imposition of an exchange fee.

There are special considerations when you exchange Class C shares of the Acquiring Fund that are subject to a CDSC. When determining the length of time you held the Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class C shares of other funds of the Company; (ii) Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class C shares of a Fund, will also be counted; however, if you sell shares of (i) such other funds of the Company; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

Exchanges are effected based on the respective NAVs of the applicable Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephonic exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class IS Shares of Acquired Fund/Class IS Shares of Acquiring Fund

The Acquired Fund recently registered Class IS shares. However, as the Acquired Fund is not currently offering Class IS shares to investors, there are no Class IS Stockholders of the Acquired Fund that will receive Class IS shares of the Acquiring Fund in connection with the Reorganization.

Dividends. Each Fund declares dividends separately for each of its classes. It is the policy of each of the Acquired Fund and the Acquiring Fund to distribute to stockholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are substantially similar to those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. There is no assurance that the Acquired Fund or Acquiring Fund will achieve its investment objective and an investor can lose money investing in each Fund.

Equity Securities. Each Fund invests in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Small and Medium Capitalization Companies. The Acquired Fund's investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign and Emerging Market Securities. Each Fund's investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, each Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

Liquidity. Each Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Focused Investing. To the extent that each Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund's overall value to decline to a greater degree than if the Fund were invested more widely.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Details of the Funds—Advantage Portfolio—Risks," and "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a more complete discussion of the risks of the Acquired Fund, see "Details of the Funds—Insight Portfolio—Risks," and "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquired Fund Prospectus, incorporated herein by reference.

VOTING INFORMATION

Record Date

The Board has fixed the close of business on July 20, 2018 as the record date (the "Record Date") for the determination of Stockholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 6,359,332 shares of the Acquired Fund issued and outstanding.

Quorum

Stockholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Stockholders of each class of the Acquired Fund will vote together as a single class in connection with the Reorganization Agreement. The holders of record of one-third of the shares of the Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies or any officer presiding at, or acting as Secretary of, the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Acquired Fund present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Stockholders based on all relevant factors, including the nature of the proposal, the percentage of Stockholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment and will not be counted as votes cast. As a result, abstentions will have no effect on the result of the vote on any such adjournment. Pursuant to the Acquired Fund's By-Laws, the chairman of the Meeting or an officer of the Fund also has the power to adjourn the Meeting from time to time.

Voting Procedures

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Stockholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Institutional Fund, Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Stockholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Stockholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Company, on behalf of the Acquired Fund, may retain Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by CFS is approximately $6,700. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by CFS) and legal and accounting expenses, are estimated to be approximately $148,700. Expenses of the Reorganization, up to a maximum of $237,560 (which represents the estimated shareholder expense savings during the two-year period following the closing of the Reorganization), will be borne by the Acquired Fund.

Vote Required

Approval of the Reorganization by Stockholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Acquired Fund, or (2) 67% or more of the shares of the Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by Proxy. Abstentions and broker non-votes are not considered votes "FOR" or "AGAINST" the Reorganization at the Meeting and will not be counted as votes cast. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If the Reorganization is not approved by Stockholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

For a discussion of the Acquiring Fund's performance information, see "Fund Summary—Advantage Portfolio—Performance Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Stockholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and Stockholders as a result of the Reorganization;

2.  the same investment objective and substantially similar principal investment strategies and risks of the Acquired Fund and Acquiring Fund;

3.  the continuity of the portfolio management teams;

4.  the asset base of the Acquiring Fund as compared to the Acquired Fund;

5.  the Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund;

6.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

7.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the expected scale of the Combined Fund and the strong long-term performance track record;

8.  the expected expense savings for Stockholders of the Acquired Fund and stockholders of the Combined Fund as a result of economies of scale and advisory fee waivers and/or expense reimbursements instituted by MSIM for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate;

9.  that there is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future;

10.  that there is expected to be 60% portfolio turnover as a result of the Reorganization;

11.  the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;

12.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which is estimated to be approximately $148,700, all of which will be borne by the Acquired Fund; and

13.  the expected tax-free nature of the Reorganization.

The Board and MSIM discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline such offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance. The Board and MSIM further discussed differences between the Acquired Fund and Acquiring Fund with regards to portfolio holdings, market capitalization ranges and underlying investment styles. The Board noted that the current investments of the Acquired Fund may be held by the Acquiring Fund in accordance with the investment guidelines of the Acquiring Fund.

The Board further noted that the Acquiring Fund's advisory fee rate will be lower than the Acquired Fund's advisory fee rate and the total annual operating expenses of the Combined Fund are projected to be lower than the total annual operating expenses of the Acquired Fund as a result of the Reorganization. Specifically, in order to ensure that stockholders of the Combined Fund are not adversely affected by the Reorganization, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund, so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 0.99% for Class L and 1.95% for Class C. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Board also noted that the Acquired Fund's Class L shareholders will receive a significant benefit given that the 12b-1 fee on the Combined Fund's Class L shares is being waived down to 0.04% from 0.75% for at least two years from the date of the Reorganization. The 12b-1 expense cap is reviewed on an annual basis and any proposal to change the cap will be submitted to the Board of Directors for approval.

The Board discussed with MSIM the foreseeable short- and long-term effects of the Reorganization on the Acquired Fund and its Stockholders, including the possibility that the Acquiring Fund may experience increased redemptions in the period of time that follows the closing of the Reorganization and that, if this were to occur, it would decrease the anticipated net asset size of the Combined Fund.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Stockholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and that stockholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Stockholders approve the Reorganization.

If Stockholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the issued and outstanding shares of the Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of each class of shares of the Acquired Fund, acquired by the Acquiring Fund, by the NAV per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Class I shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I Stockholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of the Acquiring Fund will be distributed to holders of the Class I shares of the Acquired Fund, each of the Class A shares of the Acquiring Fund will be distributed to holders of Class A shares of the Acquired Fund, each of the Class L shares of the Acquiring Fund will be distributed to holders of Class L shares of the Acquired Fund and each of the Class C shares of the Acquiring Fund will be distributed to holders of the Class C shares of the Acquired Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Stockholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by June 14, 2019, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. The Acquired Fund shall be liquidated and terminated following the distribution of the Acquiring Fund Shares to Stockholders of record of the Acquired Fund, and without further notice the outstanding shares of the Acquired Fund will be redeemed and canceled.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders.

Stockholders of the Acquired Fund will continue to be able to redeem their shares of the Acquired Funds at NAV next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to Stockholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions and facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Stockholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its stockholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their stockholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of December 31, 2017 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MSIF Insight (Acquired Fund)	Class I	Class A	Class L	Class C	Total
Net Assets	$78,076,554	$18,557,439	$149,390	$9,765,941	$106,549,324
Pro Forma Adjustments†	$(108,964)	$(25,899)	$(208)	$(13,629)	$(148,700)
Net Asset minus Pro Forma Adjustments	$77,967,590	$18,531,540	$149,182	$9,752,312	$106,400,624
Shares Outstanding	4,720,583	1,128,045	9,335	614,547	6,472,510
Net Asset Value Per Share	$16.52	$16.43	$15.98	$15.87	—

MSIF Advantage (Acquiring Fund)	Class I	Class A	Class L	Class C	Class IS	Total
Net Assets	$54,002,003	$23,714,893	$4,076,388	$11,835,124	$17,542,292	$111,170,700
Shares Outstanding	2,517,177	1,123,844	190,275	568,505	816,470	5,216,271
Net Asset Value Per Share	$21.45	$21.10	$21.42	$20.82	$21.49	—
Pro Forma Combined Fund (MSIF Advantage)	Class I	Class A	Class L	Class C	Class IS	Total
Net Assets	$131,969,593	$42,246,433	$4,225,570	$21,587,436	$17,542,292	$217,571,324
Shares Outstanding	2,517,177	1,123,844	190,275	568,505	816,470	5,216,271
Pro Forma Adjustments††	3,634,853	878,272	6,965	468,411	—	4,988,500
Shares Outstanding plus Pro Forma Adjustments	6,152,030	2,002,116	197,240	1,036,916	816,470	10,204,772
Net Asset Value Per Share	$21.45	$21.10	$21.42	$20.82	$21.49	—

†  Reflects the charge for estimated Reorganization expenses of $108,964, $25,899, $208 and $13,629 by Class I, Class A, Class L and Class C shares, respectively, attributable to the Acquired Fund.

††  Reflects the reduction of Class I, A, L and C shares issued by the Acquiring Fund to account for the lesser net asset value per share of each class of the Acquired Fund.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and a description of the investment strategies of the Acquired Fund and the Acquiring Fund are set forth below:

	MSIF Insight (Acquired Fund)	MSIF Advantage (Acquiring Fund)
Investment Objective	• Seeks long-term capital appreciation	• Seeks long-term capital appreciation
	• The Acquired Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated	• The Acquiring Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated

MSIF Insight (Acquired Fund)

The Adviser seeks to achieve the Fund's investment objective by investing primarily in established and cyclical companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. As of December 31, 2017, these market capitalizations ranged between $16.4 million and $381 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Fund may invest in privately placed and restricted securities.

The Fund may invest up to 25% of its total assets in foreign securities, which may include emerging market securities.

Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

MSIF Advantage (Acquiring Fund)

Under normal market conditions, the Adviser seeks to achieve the Fund's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2017, these market capitalizations ranged between $388.9 million and $868 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund may invest in foreign securities, which may include emerging market securities.

The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental and non-fundamental policies are the same and are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary—Advantage Portfolio," "Details of the Funds—Advantage Portfolio" and "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Company History" in the Company's Statement of Additional Information relating to the Acquiring Fund.

For a discussion of the organization and operation of the Acquired Fund, see "Fund Summary—Insight Portfolio," "Details of the Funds—Insight Portfolio" and "Fund Management" in the Acquired Fund Prospectus.

Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders

Each of the Acquiring Fund and the Acquired Fund is organized as a separate portfolio of the Company, a Maryland corporation that is governed by its Charter, as amended and supplemented, Amended and Restated By-Laws, as may be amended from time to time, and Maryland law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquired Fund and the Acquiring Fund, has authorized the issuance of a specific number of shares of stock, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or the number of shares of stock of any class which the Company has the authority to issue. The Company's organizational documents allow the Board of Directors to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter, as amended and supplemented, nor the Amended and Restated By-Laws of the Company contain specific provisions regarding the personal liability of stockholders. However, under the Maryland General Corporation Law, stockholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a stockholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the stockholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the stockholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the stockholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

Neither Fund is required, and neither Fund anticipates, holding annual meetings of its Stockholders. The Company has certain mechanics whereby stockholders can call a special meeting of each Fund. Stockholders of each Fund generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Company or deemed desirable by the Board of Directors.

The business of the Acquiring Fund and the Acquired Fund is supervised by the Board of the Company. For the Company, Director vacancies generally may be filled by approval of a majority of the Directors then in office subject to provisions of the 1940 Act. The term of a Director lasts until the election of such person's successor, or until such person's earlier resignation, removal or death. Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present.

The foregoing is only a summary of applicable law and the Company's organizational documents. It is not intended to be a complete list of relevant provisions and Stockholders should refer to the provisions of the Company's organizational documents for a more thorough comparison. Such documents are filed as part of the Company's registration statements with the Commission, and Stockholders may obtain copies of such documents as described herein.

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its respective Prospectus.

Stockholder Proposals

The Funds are not required and do not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a stockholders' meeting, rules promulgated by the Commission require that, among other things, a stockholder's proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Directors, MSIM and the Distributor of both the Acquiring Fund and the Acquired Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Company" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information

as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of the Acquired Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquired Fund's Prospectus.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquired Fund's Prospectus, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how the Acquired Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquired Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus. For a discussion of the Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquired Fund's Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquired Fund as of July 20, 2018:

Stockholder	Percentage of Outstanding Shares
Class I
National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	45.13%
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	16.20%

Stockholder	Percentage of Outstanding Shares
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	12.95%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	9.12%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	8.41%
Class A
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	29.41%
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	18.19%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.52%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	15.51%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	6.91%
Class L
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	73.01%
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	14.04%
Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	12.95%
Class C
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	35.39%

Stockholder	Percentage of Outstanding Shares
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	22.86%
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	17.04%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.27%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	7.99%

As of July 20, 2018, the Directors and officers of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of the Acquired Fund.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquiring Fund as of July 20, 2018:

Stockholder	Percentage of Outstanding Shares
Class I
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.41%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.32%
Charles Schwab & Co., 101 Montgomery Street San Francisco, CA 94104	9.61%
PIMS/Prudential Retirement PO Box 103 Buffalo, NY 14217	8.55%
Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	7.47%
UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	7.44%
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	6.48%

Stockholder	Percentage of Outstanding Shares
Class A
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.21%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24.80%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	18.20%
Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	9.11%
Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	5.04%
Class L
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	34.41%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	28.73%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.40%
Class IS
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	86.51%
PIMS/Prudential Retirement 9901 S. Wilcrest Drive Houston, TX 77099	13.42%
Class C
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	37.21%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.75%

Stockholder	Percentage of Outstanding Shares
Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	9.69%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	9.28%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.34%
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	8.17%

As of July 20, 2018, the Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2017, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to certain matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Fund, dated April 30, 2018, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Prospectus of the Acquired Fund, dated April 30, 2018, which Prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); and (iii) the Acquiring Fund's and the Acquired Fund's Annual Report for the fiscal year ended December 31, 2017.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournments or postponements thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

July 25, 2018

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of June 14, 2018, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of the Advantage Portfolio ("Acquiring Fund"), and the Company, on behalf of the Insight Portfolio ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of the Acquired Fund, agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, the Company, on behalf of the Acquired Fund, will provide Acquiring Fund with a list of all of Acquired Fund's assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. The Company, on behalf of the Acquired Fund, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  The Company, on behalf of the Acquired Fund, will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  The Company, on behalf of the Acquired Fund, will on or before the Closing Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, the Company, on behalf of the Acquired Fund, will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund, each of the Class A shares of Acquiring Fund will be distributed to holders of Class A shares of Acquired Fund, each of the Class L shares of Acquiring Fund will be distributed to the holders of Class L shares of Acquired Fund and each of the Class C shares of Acquiring Fund will be distributed to holders of Class C shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by an officer of the Company, on behalf of Acquired Fund, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, the Company, on behalf of the Acquired Fund, shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state "blue sky" laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by the Company, as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Company's valuation procedures as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by DST Asset Manager Solutions, Inc. ("DST"), or any acquiring successor thereof, in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause DST to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon in writing (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, the Company, on behalf of the Acquired Fund, shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of the Company, on behalf of the Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, the Company, on behalf of Acquiring Fund, shall issue and deliver to such officer a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Company, on behalf of the Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  The Company, on behalf of the Acquired Fund, will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. The Company, on behalf of the Acquired Fund, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective Prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  The Company, on behalf of the Acquired Fund, will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  The Company, on behalf of the Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer, on behalf of the Acquired Fund, and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, the Company, on behalf of the Acquired Fund, shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, the Company, on behalf of the Acquired Fund, (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing

Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state "blue sky" and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with GAAP, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2017, there has been no change by the Company in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  The Company, on behalf of the Acquired Fund, represents and warrants to Acquiring Fund, as follows:

  (a)  Acquired Fund is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statements of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the

1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, on behalf of the Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Company's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  The Company, on behalf of the Acquired Fund, will, on or prior to the Closing Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

  (p)  The Company, on behalf of the Acquired Fund, has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  The Company, on behalf of the Acquired Fund, is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of Acquiring Fund, shall have delivered to the Company, on behalf of the Acquired Fund, a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  The Company, on behalf of the Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to conduct business as described in its Articles of Incorporation, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares has been duly authorized by all necessary corporate action on the part of the Company, and when such Acquiring Fund Shares are issued and delivered by the Company as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued, fully paid and non-assessable, and the issuance of the Acquiring Fund Shares by the Company will not be subject to any preemptive or similar rights arising under the Company's Articles of Incorporation or By-Laws, each as amended, or under the Maryland General Corporation Laws (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Articles of Incorporation or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's distribution and/or shareholder services plans from those described in Acquiring Fund's Prospectus dated April 30, 2018, as may be supplemented, and the Company's Statement of Additional Information dated April 30, 2018, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  The Company, on behalf of the Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of the Company's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3.  The Company, on behalf of the Acquired Fund, shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4.  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to conduct business as described in its Articles of Incorporation, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund's Articles of Incorporation or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Company's Articles of Incorporation, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Amended and Restated Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state "blue sky" and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  The Company, on behalf of the Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's (i) investment company taxable income (computed without regard to any deduction for dividends paid), (ii) net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) and (iii) net tax-exempt income, if any, for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

The Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $148,700. The expenses borne by the Acquired Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $237,560.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before June 14, 2019; or

  (c)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquiring Fund, or the directors or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquiring Fund and signed by authorized officers of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquired Fund, or the directors or officers of the Company, acting on behalf of Acquired Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquired Fund and signed by authorized officers of the Company, acting on behalf of Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquired Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ADVANTAGE PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of common stock (“shares”) of the Advantage Portfolio (the “Acquiring Fund”), a series of Morgan Stanley Institutional Fund, Inc. (the “Company”), to be issued pursuant to an Agreement and Plan of Reorganization, dated June 14, 2018, between the Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Insight Portfolio (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a Stockholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July 25, 2018.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).  Please retain this document for future reference.

The date of this SAI is July 25, 2018.

Table of Contents

Page
Introduction	B-2
Additional Information About the Acquiring Fund	B-2
Financial Statements	B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated July 25, 2018 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company, on behalf of the Acquired Fund, to be voted at the Special Meeting of Stockholders of the Acquired Fund to be held on October 17, 2018.  The Company’s Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time (the “Company’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “General Information—Company History” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “Investment Policies and Strategies” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Disclosure of Portfolio Holdings” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see “Management of the Company” and “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Management of the Company—Code of Ethics” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory and Other Services—Portfolio Managers” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Practices” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value (“NAV”), see “Purchase and Redemption of Shares” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Stockholders, see “General Information—Dividends and Capital Gains Distributions” and “Taxes” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” and “Distribution and Shareholder Services Plans” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Information” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

1.              The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2017, each of which accompanies this SAI and is incorporated herein by reference.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017 accompanies the Proxy Statement and Prospectus.

2.              Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of December 31, 2017, as though the Reorganization occurred as of that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2017, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended December 31, 2017 and the unaudited pro forma condensed Portfolio of Investments as of December 31, 2017.  These statements have been derived from the books and records utilized in calculating the daily NAVs for each Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Following the Reorganization, MSIF Advantage will be the accounting survivor.

As a result of the Reorganization, Stockholders of the Acquired Fund will be subject to a lower contractual advisory fee schedule and are expected to experience a lower net total expense ratio as a result of economies of scale (due to increased net assets and therefore reduced other expenses) and advisory fee waivers and/or expense reimbursements instituted by MSIM. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. There is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future.

MSIF Advantage has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, MSIF Advantage intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its stockholders.

Pro Forma Combined Condensed Statements of Assets and Liabilities

As of December 31, 2017 (unaudited)

	MSIF Insight (000)		MSIF Advantage (000)		Adjustments (000)		Pro Forma Combined Portfolio (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Value (1) (Cost $161,857)	$88,015		$107,854		$—		$195,869
Investment in Security of Affiliated Issuer, at Value (Cost $25,735)	22,304		3,431		—		25,735
Total Investments in Securities, at Value (Cost $187,592)	110,319		111,285		—		221,604
Foreign Currency, at Value (Cost $ -@)	—	@	—		—		—	@
Receivable for Fund Shares Sold	138		52		—		190
Dividends Receivable	52		36		—		88
Receivable from Affiliate	15		3		—		18
Tax Reclaim Receivable	11		3		—		14
Receivable from Securities Lending Income	4		—		—		4
Other Assets	57		36		—		93
Total Assets	110,596		111,415		—		222,011

Liabilities:
Collateral on Securities Loaned, at Value	2,748		—		—		2,748
Payable for Investments Purchased	1,057		—		—		1,057
Payable for Advisory Fees	108		103		—		211
Payable for Professional Fees	46		51		—		97
Payable for Fund Shares Redeemed	40		24		—		64
Payable for Custodian Fees	14		7		—		21
Payable for Shareholder Services Fees — Class A	4		5		—		9
Payable for Distribution and Shareholder Services Fees — Class L	—	@	—	@	—		—	@
Payable for Distribution and Shareholder Services Fees — Class C	8		10		—		18
Payable for Administration Fees	7		8		—		15
Payable for Sub Transfer Agency Fees — Class I	—	@	11		—		11
Payable for Sub Transfer Agency Fees — Class A	3		5		—		8
Payable for Sub Transfer Agency Fees — Class L	—	@	1		—		1
Payable for Sub Transfer Agency Fees — Class C	2		1		—		3
Payable for Transfer Agency Fees — Class I	1		1		—		2
Payable for Transfer Agency Fees — Class A	1		1		—		2
Payable for Transfer Agency Fees — Class L	—	@	1		—		1
Payable for Transfer Agency Fees — Class C	1		1		—		2
Payable for Transfer Agency Fees — Class IS	—		—	@	—		—	@
Payable for Reorganization Expense	—		—		149	(a)	149
Other Liabilities	7		14		—		21
Total Liabilities	4,047		244		149		4,440
Net Assets	$106,549		$111,171		$(149)		$217,571

Composition of Net Assets:
Paid-in-capital	96,655		82,971		$—		$179,626
Accumulated Undistributed Net Investment Income (Loss)	17		(—@	)	(149	)(a)	(132)
Accumulated Undistributed Net Realized Gain	1,838		2,226		—		4,064
Unrealized Appreciation (Depreciation) on:
Investments	8,038		25,974		—		34,012
Foreign Currency Translations	1		—	@	—		1
Net Assets	$106,549		$111,171		$(149)		$217,571

CLASS I:
Net Assets	$78,077		$54,002		$(109	)(b)	$131,970
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized)(not in 000’s)	4,720,583		2,517,177		(1,085,730	)(c)	6,152,030
Net Asset Value, Offering and Redemption Price Per Share	$16.54		$21.45				$21.45

CLASS A:
Net Assets	$18,557		$23,715		$(26	)(b)	$42,246
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized)(not in 000’s)	1,128,045		1,123,844		(249,773	)(c)	2,002,116
Net Asset Value, Redemption Price Per Share	$16.45		$21.10				$21.10

Maximum Sales Load	5.25%		5.25%				5.25%
Maximum Sales Charge	$0.91		$1.17				$1.17
Maximum Offering Price Per Share	$17.36		$22.27				$22.27

CLASS L:
Net Assets	$149		$4,077		$ (—@	)(b)	$4,226
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized)(not in 000’s)	9,335		190,275		(2,370	)(c)	197,240
Net Asset Value, Offering and Redemption Price Per Share	$16.00		$21.42				$21.42

CLASS C:
Net Assets	$9,766		$11,835		$(14	)(b)	$21,587
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized)(not in 000’s)	614,547		568,505		(146,136	)(c)	1,036,916
Net Asset Value, Offering and Redemption Price Per Share	$15.89		$20.82				$20.82

CLASS IS:
Net Assets			$17,542				$17,542
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized)(not in 000’s)			816,470				816,470
Net Asset Value, Offering and Redemption Price Per Share			$21.49				$21.49

(1) Including:
Securities on Loan, at Value:	$2,651		$—		$—		$2,651

@ — Amount is less than $500.

(a) - Adjustment due to Reorganization Expense.

(b) - Adjustment to net assets due to the Reorganization.

(c) - Adjustment to the shares outstanding due to the Reorganization.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED December 31, 2017 (unaudited)

	MSIF Insight (000)	MSIF Advantage (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $40 of Foreign Taxes Withheld)	$725	$837	$—		$1,562
Dividends from Security of Affiliated Issuer	77	22	—		99
Income from Securities Loaned - Net	16	—	—		16
Total Investment Income	818	859	—		1,677

Expenses:
Advisory Fees	459	641	(86	)(a)	1,014
Professional Fees	121	122	(121	)(b)	122
Shareholder Services Fees — Class A	35	54	—		89
Distribution and Shareholder Services Fees — Class L	1	30	—		31
Distribution and Shareholder Services Fees — Class C	63	89	—		152
Registration Fees	65	74	(65	)(c)	74
Sub Transfer Agency Fees — Class I	30	41	1	(d)	72
Sub Transfer Agency Fees — Class A	15	26	2	(d)	43
Sub Transfer Agency Fees — Class L	— @	2	—	@	2
Sub Transfer Agency Fees — Class C	5	5	(1	)(d)	9
Administration Fees	46	79	—		125
Custodian Fees	24	12	—		36
Shareholder Reporting Fees	21	22	(11	)(e)	32
Transfer Agency Fees — Class I	5	4	(1	)(f)	8
Transfer Agency Fees — Class A	4	4	(2	)(f)	6
Transfer Agency Fees — Class L	2	2	(1	)(f)	3
Transfer Agency Fees — Class C	4	4	(2	)(f)	6
Transfer Agency Fees — Class IS	—	2	—		2
Directors’ Fees and Expenses	4	6	—		10
Pricing Fees	3	3	(3	)(g)	3
Other Expenses	14	28	(14	)(h)	28
Total Expenses	921	1,250	(304)		1,867
Waiver of Advisory Fees	(154)	(187)	161	(i)	(180)
Distribution Fees — Class L Shares Waived	—	(29)	(1	)(j)	(30)
Reimbursement of Class Specific Expenses — Class I	(35)	(26)	16	(k)	(45)
Reimbursement of Class Specific Expenses — Class A	(5)	—	5	(k)	—
Reimbursement of Class Specific Expenses — Class L	(2)	—	2	(k)	—
Reimbursement of Class Specific Expenses — Class C	(3)	—	3	(k)	—
Reimbursement of Class Specific Expenses — Class IS	—	(2)	—		(2)
Rebate from Morgan Stanley Affiliate	(17)	(5)	(1	)(l)	(23)
Net Expenses	705	1,001	(119)		1,587
Net Investment Income (Loss)	113	(142)	119		90

Realized Gain (Loss):
Investments Sold	4,580	9,826	—		14,406
Foreign Currency Transactions	9	(3)	—		6
Net Realized Gain	4,589	9,823	—		14,412

Change in Unrealized Appreciation (Depreciation):
Investments	6,275	17,275	—		23,550
Foreign Currency Translations	1	— @	—		1
Net Change in Unrealized Appreciation (Depreciation)	6,276	17,275	—		23,551

Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,865	27,098	—		37,963
Net Increase in Net Assets Resulting from Operations	$10,978	$26,956	$119		$38,053

@ — Amount is less than $500.

(a)-Reflects the Advisory fees assessed at the contractual rate of MSIF Advantage.

(b)-Reflects the elimination of MSIF Insight’s Audit and Legal fees.

(c)-Reflects the elimination of MSIF Insight’s Registration fees.

(d)-Reflects the adjustment of Sub Transfer Agent fees due to the Reorganization.

(e)-Reflects the reduction of Shareholders Reporting fees due to the Reorganization.

(f)-Reflects the reduction of Transfer Agent fees due to the Reorganization.

(g)-Reflects the elimination of MSIF Insight’s Pricing fees.

(h)-Reflects the reduction of Other Expenses due to the Reorganization.

(i)-Reflects waiver of Advisory fees due to the Reorganization.

(j)-Reflects the Distribution fee waiver consistent with the voluntary rate.

(k)-Reflects the waiver of class specific expenses due to the Reorganization.

(l)-Reflects Affiliated Rebate due to the Reorganization.

Portfolio of Investments†

as of December 31, 2017 (unaudited)

	MSIF Insight	MSIF Advantage	Pro Forma Combined Portfolio	MSIF Insight	MSIF Advantage	Adjustments	Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Common Stocks (89.7%)
Aerospace & Defense (6.6%)
TransDigm Group, Inc.	—	13,699	13,699	$—	$3,762	$—	$3,762
United Technologies Corp.	38,398	44,939	83,337	4,898	5,733	—	10,631
				4,898	9,495	—	14,393
Auto Components (0.9%)
Autoliv, Inc.	15,782	—	15,782	2,005	—		2,005
Automobiles (3.5%)
Harley-Davidson, Inc.	129,296	23,743	153,039	6,579	1,208	—	7,787
Banks (2.0%)
First Hawaiian, Inc.	69,105	—	69,105	2,017	—	—	2,017
Signature Bank (a)	16,774	—	16,774	2,302	—	—	2,302
				4,319	—	—	4,319
Biotechnology (0.8%)
Biogen, Inc. (a)	5,728	—	5,728	1,825	—	—	1,825
Capital Markets (1.3%)
S&P Global, Inc.	—	16,163	16,163	—	2,738	—	2,738
Chemicals (5.1%)
Agrium, Inc. (Canada)	49,177	—	49,177	5,656	—	—	5,656
Mosaic Co. (The)	140,781	—	140,781	3,613	—	—	3,613
Sherwin-Williams Co. (The)	—	4,309	4,309	—	1,767	—	1,767
				9,269	1,767	—	11,036
Construction Materials (1.6%)
Martin Marietta Materials, Inc.	—	8,112	8,112	—	1,793	—	1,793
Vulcan Materials Co.	—	13,556	13,556	—	1,740	—	1,740
				—	3,533	—	3,533
Commercial Services & Supplies (1.1%)
Ritchie Bros Auctioneers, Inc. (Canada)	79,549	—	79,549	2,381	—	—	2,381
Diversified Financial Services (5.5%)
Berkshire Hathaway, Inc., Class B (a)	9,447	28,912	38,359	1,873	5,731	—	7,604
Leucadia National Corp.	163,165	—	163,165	4,322	—	—	4,322
				6,195	5,731	—	11,926
Energy Equipment & Services (0.6%)
Dril-Quip, Inc. (a)	28,168	—	28,168	1,344	—	—	1,344
Health Care Equipment & Supplies (2.7%)
Danaher Corp.	—	29,370	29,370	—	2,726	—	2,726
Intuitive Surgical, Inc. (a)	8,445	—	8,445	3,082	—	—	3,082
				3,082	2,726	—	5,808
Health Care Providers & Services (1.0%)
DaVita, Inc. (a)	29,651	—	29,651	2,142	—	—	2,142
Hotels, Restaurants & Leisure (3.2%)
Habit Restaurants, Inc. (The) (a)	6,360	—	6,360	61	—	—	61
Potbelly Corp. (a)	111,201	—	111,201	1,368	—	—	1,368
Starbucks Corp.	—	95,195	95,195	—	5,467	—	5,467
YogaWorks, Inc. (a)	30,852	—	30,852	87	—	—	87
				1,516	5,467	—	6,983
Household Durables (0.5%)
Mohawk Industries, Inc. (a)	—	4,063	4,063	—	1,121	—	1,121
Information Technology Services (0.8%)
Mastercard, Inc., Class A	—	11,012	11,012	—	1,667	—	1,667
Insurance (1.7%)
Markel Corp. (a)	—	1,008	1,008	—	1,148	—	1,148
Progressive Corp. (The)	44,163	—	44,163	2,487	—	—	2,487
				2,487	1,148	—	3,635
Internet & Direct Marketing Retail (5.1%)
Amazon.com, Inc. (a)	—	8,015	8,015	—	9,373	—	9,373
Priceline Group, Inc. (The) (a)	—	947	947	—	1,646	—	1,646
				—	11,019	—	11,019
Internet Software & Services (7.8%)
Alphabet, Inc., Class C (a)	—	6,382	6,382	—	6,678	—	6,678
Criteo SA ADR (France) (a)	62,162	—	62,162	1,618	—	—	1,618
Facebook, Inc., Class A (a)	—	27,282	27,282	—	4,814	—	4,814
Twitter, Inc. (a)	—	159,413	159,413	—	3,828	—	3,828
				1,618	15,320	—	16,938

	MSIF Insight	MSIF Advantage	Pro Forma Combined Portfolio	MSIF Insight	MSIF Advantage	Adjustments	Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Leisure Products (0.3%)
Vista Outdoor, Inc. (a)	44,400	—	44,400	647	—	—	647
Machinery (3.6%)
Fortive Corp.	—	21,999	21,999	—	1,592	—	1,592
Welbilt, Inc. (a)	266,366	—	266,366	6,262	—	—	6,262
				6,262	1,592	—	7,854
Media (5.8%)
Time Warner, Inc.	84,107	—	84,107	7,693	—	—	7,693
Walt Disney Co. (The)	—	45,559	45,559	—	4,898	—	4,898
				7,693	4,898	—	12,591
Multi-Line Retail (1.2%)
Dillard’s, Inc., Class A (b)	44,424	—	44,424	2,668	—	—	2,668
Pharmaceuticals (3.5%)
Novo Nordisk A/S Series B (Denmark)	92,916	—	92,916	4,994	—	—	4,994
Zoetis, Inc.	—	37,876	37,876	—	2,728	—	2,728
				4,994	2,728	—	7,722
Professional Services (0.8%)
IHS Markit Ltd. (a)	—	36,964	36,964	—	1,669	—	1,669
Road & Rail (2.8%)
Union Pacific Corp.	—	45,473	45,473	—	6,098	—	6,098
Software (5.1%)
Activision Blizzard, Inc.	—	59,731	59,731	—	3,782	—	3,782
salesforce.com, Inc. (a)	—	39,845	39,845	—	4,074	—	4,074
ServiceNow, Inc. (a)	—	12,902	12,902	—	1,682	—	1,682
Workday, Inc., Class A (a)	—	15,835	15,835	—	1,611	—	1,611
				—	11,149	—	11,149
Specialty Retail (8.5%)
CarMax, Inc. (a)	70,052	—	70,052	4,492	—	—	4,492
Container Store Group, Inc. (The) (a)	64,380	—	64,380	305	—	—	305
L Brands, Inc.	48,897	18,425	67,322	2,945	1,109	—	4,054
TJX Cos., Inc. (The)	—	53,475	53,475	—	4,089	—	4,089
Ulta Salon Cosmetics & Fragrance, Inc. (a)	10,802	13,815	24,617	2,416	3,090	—	5,506
				10,158	8,288	—	18,446
Textiles, Apparel & Luxury Goods (3.9%)
LVMH Moet Hennessy Louis Vuitton SE (France)	—	18,465	18,465	—	5,424	—	5,424
NIKE, Inc., Class B	—	48,536	48,536	—	3,036	—	3,036
				—	8,460	—	8,460
Trading Companies & Distributors 1.4%)
Fastenal Co.	56,040	—	56,040	3,065	—	—	3,065
Transportation Infrastructure (1.0%)
BBA Aviation PLC (United Kingdom)	451,717	—	451,717	2,132	—	—	2,132
Total Common Stocks (Cost $160,913)				87,279	107,822	—	195,101

Short Term Investments (12.2%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class	2,012,312	—	2,012,312	2,012	—	—	2,012

	Face Amount (000)	Face Amount (000)	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $463; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $472)	$463	$—	$463	463	—	—	463
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $36; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $37)	36	—	36	36	—	—	36
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $237; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $242)	237	—	237	237	—	—	237
				736	—	—	736
Total Securities held as Collateral on Loaned Securities (Cost $2,748)							2,748

	MSIF Insight	MSIF Advantage	Pro Forma Combined Portfolio	MSIF Insight	MSIF Advantage	Adjustments		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)		Value (000)
Investment Company (10.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (Cost $23,723)	20,291,770	3,430,668	23,722,438	20,292	3,431	—		23,723
Total Short Term Investments (Cost $26,471)				23,040	3,431	—		26,471
Total Investments Excluding Purchased Options (101.9%) (Cost $187,384)				110,319	111,253	—		221,572
Total Purchased Options Outstanding (0.0%) (Cost $208)				—	32	—		32
Total Investments (101.9%) (Cost $187,592) Including $2,651 of Securities Loaned(c)				110,319	111,285	—		221,604
Liabilities in Excess of Other Assets (-1.9%)				(3,770)	(114)	(149	)(d)	(4,033)
Net Assets (100.0%)				$106,549	$111,171	$(149)		$217,571

†            All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 60% portfolio turnover as a result of the Reorganization due to differences in underlying investment styles and portfolio holdings. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  The approximate fair value and percentage of net assets, $12,550,000 and 5.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Security Valuation note.

(d)  Reorganization Expenses of approximately $149,000 allocated to MSIF Insight on the basis of expected cost savings as a result of the Reorganization.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
MSIF Advantage
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	25,978,961	25,979	$25	$108	$(82)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	18,861,597	18,862	7	100	(94)
							$32	$208	$(176)

Pro Forma Combined Portfolio
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	25,978,961	25,979	$25	$108	$(82)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	18,861,597	18,862	7	100	(94)
							$32	$208	$(176)

CNH — Chinese Yuan Renminbi Offshore

USD — United States Dollar

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	MSIF Insight (000)	MSIF Advantage (000)	Pro Forma Combined Portfolio (000)

Aggregate gross unrealized appreciation	$10,032	$26,242	$36,274
Aggregate gross unrealized depreciation	(2,105)	(219)	(2,324)
Net unrealized appreciation (depreciation)	$7,927	$26,023	$33,950

Federal income tax cost of investments	$102,392	$85,262	$187,654

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges;  (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the  adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurement

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2017.

	MSIF Insight	MSIF Advantage	Pro Forma Combined Portfolio
Investments in Securities (Level 1) (000)	$102,457	$105,829	$208,286
Investments in Securities (Level 2) (000)	7,862	5,456	13,318
Investments in Securities (Level 3) (000)	—	—	—
Total for Investments in Securities (000)	$110,319	$111,285	$221,604

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period.   As of December 31, 2017, securities with a total value of approximately $2,132,000 transferred from Level 1 to Level 2.  Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017.  At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

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VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholders Meeting 522 Fifth Avenue 3rd Floor, Room 3J New York, NY 10036 on October 17, 2018

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. INSIGHT PORTFOLIO SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 17, 2018

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc.

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Daniel E. Burton, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Portfolio held of record by the undersigned on July 20, 2018 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, 3rd Floor, Room 3J, New York, NY 10036, on October 17, 2018 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MSI_30039_071618

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on October 17, 2018.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-30039

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

	FOR	AGAINST	ABSTAIN
1.

To approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 14, 2018, between Morgan Stanley Institutional Fund, Inc., on behalf of the Insight Portfolio (the “Acquired Fund”), and Morgan Stanley Institutional Fund, Inc., on behalf of the Advantage Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock (“shares”) of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the “Reorganization”). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization.

	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:     Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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xxxxxxxxxxxxxx	MSI 30039	M	xxxxxxxx	+

MORGAN STANLEY INSTITUTIONAL FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON 10/17/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet:      www.proxyvote.com

Vote by Phone:        1-800-454-8683

Vote by Mail:            Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E49899-S74193

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 17, 2018. The following material is available at www.proxyvote.com: Proxy Statement

				PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Directors recommends that you vote FOR the following proposal:					For	Against	Abstain

1.                To approve the actions and transactions  described in that certain Agreement and Plan of Reorganization, dated June 14, 2018, between Morgan Stanley Institutional Fund, Inc., on behalf of the Insight Portfolio (the “Acquired Fund”), and Morgan Stanley Institutional Fund, Inc., on behalf of the Advantage Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities  of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock (“shares”) of the Acquiring Fund of the classes described  In the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the “Reorganization”). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization.

					☐	☐	☐

The Special Meeting of Shareholders of the above mentioned Portfolio will be held on October 17, 2018 at the principal executive office of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, to vote on the proposal set forth in the Notice of Special Meeting of Shareholders.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this voting instruction form will be voted “FOR” the Proposal.

		Yes	No

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date